Exhibit 10.25

SALES CONTRACT

DATE: Jun/29/2006

CONTRACT NO.: K06-10-124/E

SELLER: KOMEX INC.

#1202, VICTORIA B/D, 705-1 YEOKSAM-DONG,

KANONAM-KU, SEOUL, 135-709, KOREA

BUYER : ZHEJIANG YUHUI SOLAR ENERGY

NO 8, EAST RD, BAOQUN, INDUSTRY ZONE,

YAOZHUANG, JIASHAN, ZHEJIANG, CHINA

This contract is made by and between the buyer and the seller, whereby the buyer agree to buy and the seller agree to sell the undermentioned commodity according to the terms, and conditions stipulated below:

	(1) GOODS AND DESCRIPTION	(2) QTY/MONTH	(3) UNIT PRICE	(4) AMOUNT/MONTH
	SILICON MATERIALS		EX-WORK
1.	TOP/TAIL	5,000KGS	[****]*	[****]*

2.	POT SCRAP	5,000KGS	[****]*	[****]*

3.	BROKEN WAFER 90%	7,000KGS	[****]*	[****]*

	TOTAL	17,000KGS		[****]*

(5) PORT OF LOADING : KOREA PORT

(6) PORT OF DESTINATION: CHINA PORT

(7) PRICE TERMS: EX-WORK

(8) CONTRACT PERIOD: FROM AUGUST 2006 TO DECEMBER 2007

(9) PAYMENT: T/T IN ADVANCE

* BENEFICIARY: KOMEX INC.

* NAME CF BANK: SHINHAN BANK TEHERAN BR.

TEL. +822-566-9800

* ACCOUNT NO.: 393-82-103053

* SWIFT CODE : SHBKKRSE

*	This portion of the Sales Contract has been omitted and filed separately with the Securities and Exchange Commission, pursuant to Rule 406.

SELLER / KOMEX INC.	BUYER / ZHEJIANG YUHUI SOLAR ENERGY SOURCE CO., LTD

/s/	/s/ Xianshou Li
C.J. SUK / PRESIDENT	Li Xian Shou / Board Chairman